SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 13, 1997

                    ACETO CORPORATION
     (Exact name of registrant as specified in charter)

New York                 0-4217                        11-1720520
(State or other          (Commission File Number)     (IRS Employer
jurisdiction or                                      Identification No.)
incorporation)

One Hollow Lane, Lake Success, New York                11042
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Item 5.  Other Events

     Registrant, Aceto Corporation ("Aceto"), issued a press release on March 13, 1997, announcing that at its quarterly Board of Directors meeting held on that date, Leonard S. Schwartz, 51, President of Aceto since 1996, was also named Chief Executive Officer and Chairman, effective July 1, 1997, to succeed Arnold J. Frankel, 75, who is retiring from these positions as of that date. Mr. Frankel co-founded Aceto fifty years ago, in 1947.

     The March 13, 1997 press release is attached hereto as Exhibit A, and reference is made thereto for the full contents thereof.

                        EXHIBIT INDEX

     Exhibit A                     March 13, 1997 Press Release

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ACETO CORPORATION
                                        (Registrant)

Dated:  March 17, 1997      By:  signed by /s/ Donald Horowitz,
                                                  Secretary
EXHIBIT A

March 13, 1997

                    FOR IMMEDIATE RELEASE

At Aceto Corporation's quarterly Board meeting held today, Leonard S. Schwartz, 51, President, was also named Chief
Executive Officer and Chairman, effective July 1, 1997 to replace Arnold J. Frankel who is retiring from these positions.

Arnold J. Frankel, 75, co-founded Aceto fifty years ago, in 1947.

Mr. Schwartz who joined Aceto in 1969, has been President since 1996.

Aceto is an international marketer of fine, industrial and pharmaceutical chemicals. Its stock is traded on NASDAQ
(symbol ACET).

                             For further information contact:

                             Julianne Tyburski (516) 627-6000